State of California March Fong Eu Secretary of State
Form LP-2

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
IMPORTANT--Read instructions on back before completing this form
This Certificate is presented for filing pursuant to Section 15622, California Corporations Code.

1. SECRETARY OF STATE FILE NO. (ORIGINAL CERTIFICATE - FORM LP-1) 8519700047	2. NAME- OF LIMITED PARTNERSHIP LUZ SOLAR PARTNERS LTD., VI, a California Limited Partnership
3. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: (COMPLETE APPROPRIATE SUB-SECTION(S) CONTINUE ON SECOND PAGE, IF NECESSARY). A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO:
B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE: ADDRESS: 41100 Highway 395 CITY: Boron STATE: CA ZIP CODE 93516	E. GENERAL PARTNER NAME CHANGE: OLD NAME: NEW NAME:
C. CALIFORNIA OFFICE ADDRESS CHANGE: ADDRESS: CITY: STATE: CA ZIP CODE:	F. GENERAL PARTNER(S) WITHDRAWN: NAME: NAME:
D. GENERAL PARTNER ADDRESS CHANGE: NAME: KRAMER JUNCTION COMPANY ADDRESS: 41100 Highway 395 CITY: Boron STATE: CA ZIP CODE 93516	G. GENERAL PARTNER ADDED: NAME: ADDRESS: CITY: STATE: ZIP CODE:
H.INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGEDTO NAME: ADDRESS: CITY: STATE: CA ZIP CODE:
1.THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATES OF AMENDMENT, DISSOLUTION CONTINUATION AND CANCELLATION IS CHANGED TO: (PLEASE INDICATE NUMBER ONLY	J. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGES: NUMBER OF PAGES ATTACHED:

4. IT IS HEREBY DELCARED THAT I AM (WE ARE) THE PERSON(S) WHO, EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)
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SIGNATURE                                                 SIGNATURE

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POSITION OR TITLE                DATE         POSITION OR TITLE                DATE

         KRAMER JUNCTION COMPANY
By:  /s/ J. McCONOMY
SIGNATURE                                                 SIGNATURE
                        John McConomy, President
                                                   5/10/92         ____________________________________
POSITION OR TITLE                DATE         POSITION OR TITLE                DATE

THIS SPACE FOR FILING OFFICER USE 8519700047 FILED in the office of the Secretary of State of the State of California JUN 3 1992 MARCH FONG EU SECRETARY OF STATE
5. RETURN ACKNOWLEDGEMENT TO: NAME Alan M. Albright, Esq. ADDRESS Dewey Ballantine CITY 333 South Hope Street, 30th Floor STATE Los Angeles, CA 90071 ZIP CODE
SEC/STATE REV. 1/88 FORM LP-2-FILING FEE, $15 Approved by Secretary of State